UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22621

Cohen & Steers Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2021. The total returns for Cohen & Steers Real Assets Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2021	Year Ended December 31, 2021
Cohen & Steers Real Assets Fund:
Class A	5.97%	23.15%
Class C	5.66%	22.44%
Class I	6.13%	23.62%
Class R	5.81%	22.96%
Class Z	6.14%	23.68%
Blended Benchmark[a]	5.74%	21.12%
Consumer Price Index +4%[a]	5.40%	11.12%
MSCI World Index—net[a]	7.76%	21.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]	For benchmark descriptions, see page 8.

COHEN & STEERS REAL ASSETS FUND, INC.

Market Review

Real asset classes had positive total returns for the 12-month period ended December 31, 2021, as markets rallied amid a surge of reopening-related economic activity. Global GDP was exceedingly strong as the widespread distribution of Covid vaccines allowed for the lifting of travel restrictions. In addition, unprecedented monetary and fiscal stimulus contributed to rising consumer spending, which supported demand for commodities. Inflation rose at its fastest pace in 40 years, helping to drive investor interest in inflation-sensitive assets.

Longer-term interest rates rose early in the year in anticipation of faster growth. However, concerns of overheating were checked by supply chain bottlenecks, the emergence of new virus strains, and major central banks announcing plans to taper their asset purchases (raising the prospect of an earlier-than-expected start to the rate-hiking cycle). Growth concerns faded in December as the health and economic effects from the omicron variant appeared likely to be smaller than previously feared.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark.

Global real estate securities posted gains for the year that outpaced broader equities. In the U.S., shorter-lease-duration property types were winners. Self storage’s outstanding fundamentals have yet to show signs of abating, with occupancies at record highs amid continued relocation and economic activity. In the residential sector, apartments and single-family homes for rent gained as beneficiaries of strong employment trends and limited housing supply. Among the exceptions were hotels, which trailed the benchmark as virus concerns weighed on travel. Europe gained on strong performance among more defensive countries/property types, including Sweden (which has been a haven market from a Covid perspective) as well as Belgium and the U.K. (both of which were lifted by gains within logistics and storage property types). In the Asia Pacific region, returns were tempered by concerns around virus variants, China Evergrande Group’s financial troubles, and increasing regulations in China.

The Fund’s underweight allocation in global real estate detracted from relative performance. However, this was more than offset by favorable security selection in the sector. Contributors included the portfolio’s stock selection in the U.S., Australia and Germany. In the U.S., our overweight position in a mall retailer, which reported strong earnings results and raised its dividend on an accelerating recovery in Class A malls, contributed. Our overweights in certain self storage companies were also beneficial.

For listed infrastructure, the resilient global economy rewarded the recovery trade, leading to outsized gains in several sectors. Marine ports overcame supply chain constraints and port bottlenecks to post double-digit returns. Midstream energy also outperformed, as sharply higher energy prices and the prospect of increasing energy demand drove gains. After lagging earlier in the year, the defensive electric utilities and water companies later rallied sharply, especially in the U.S. In both cases, they benefited from increased demand during periods of uncertainty triggered by the pandemic. Railways rose modestly amid lingering Covid concerns. Toll roads and airports also underperformed due to Covid-driven headwinds.

COHEN & STEERS REAL ASSETS FUND, INC.

Security selection in global listed infrastructure contributed to the Fund’s relative performance, as did a modest underweight in the segment. Top contributors included overweight positions in certain U.S.-based electric utilities that saw improved sentiment. Stock selection in the midstream energy and gas distribution sectors also aided relative returns.

Natural resource equities were broadly positive for the year, with particularly strong gains in the energy sector. Faster growth and increased travel led to a significant upswing in crude oil demand. Meanwhile, producers maintained supply discipline, keeping upward pressure on prices. Within agribusiness, fertilizer prices reached record highs on robust demand and low inventory levels globally, and amid supply disruptions caused by nitrogen plant shutdowns in Europe and China. Grains processors benefited from higher prices and strengthening fundamentals for corn, soybeans and other crops. The metals & mining sector got off to a good start but faced headwinds in the second half as central banks pivoted to tapering asset purchases. Further pressuring metals prices, China clamped down on residential property developers, causing an abrupt decline in the country’s industrial production, and an energy controls mandate in the country fueled an energy shortage that curtailed the production of energy-intensive commodities such as aluminum, zinc and nitrogen fertilizer.

The Fund’s overweight allocation to natural resource equities contributed to relative performance, as did our security selection in the segment, particularly selection in the oil & gas exploration & production and integrated oil & gas sectors. The Fund’s non-investment in the defensive paper products and paper packaging sectors was also a positive factor.

As was the case with global resource equities, commodities generated strong returns amid constructive supply/demand fundamentals, with inventories for most commodities beginning the year at multi-year lows. In addition to strength in the energy complex, soft commodities (coffee, sugar, cotton) rose across the board, led by coffee, as the market felt the physical impact of the drought-impaired 2021 crop. Soybean oil led the grains complex on the back of continued demand from renewable diesel fuel production. Industrial metals rose early in the period on economic recoveries, a weak dollar and vaccine optimism. Later, support came from concerns about power shortages in Europe and China, which highlighted latent supply risks across the sector. In livestock, tight U.S. supply and strong pork demand drove lean hog prices higher for much of the year, but a fourth-quarter reversal (due to lower U.S. pork prices and poor export demand) capped gains. Contract selection and an overweight allocation to commodities contributed to relative performance.

Gold was seen as a “haven” amid economic uncertainty early in 2021; however, it declined for the full year due to expectations of interest rate hikes from the U.S. Federal Reserve and other major central banks, which could push real (inflation-adjusted) yields up. The Fund’s underweight allocation to gold aided relative performance.

Short-duration fixed income returns were essentially unchanged for the year. The yield on the 10-year U.S. Treasury rose from 0.9% to 1.5%, and longer-duration investment-grade bonds posted a modestly negative total return. In contrast, improving fundamentals for issuers of credit-sensitive paper resulted in a broad narrowing of credit spreads that, for short-duration securities, largely counterbalanced the rise in interest rates. The portfolio’s overweight in short-duration fixed income detracted from relative performance, although this was offset by favorable security selection in the segment.

COHEN & STEERS REAL ASSETS FUND, INC.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, the U.S. dollar appreciated against other currencies. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a headwind for absolute returns.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of commodities futures contracts to obtain exposure to commodities markets. These contracts significantly contributed to the Fund’s total return for the 12-month period ended December 31, 2021.

The Fund also engaged in the buying and selling of commodities options with the intention of enhancing total returns and reducing overall volatility. These options did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2021.

Sincerely,

VINCENT L. CHILDERS	JON CHEIGH	BENJAMIN ROSS
Portfolio Manager	Portfolio Manager	Portfolio Manager

NICK KOUTSOFTAS	BEN MORTON	CHRISTOPHER RHINE
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

COHEN & STEERS REAL ASSETS FUND, INC.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2021

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	17.61%[a]	21.44%[c]	—	—	—
1 Year (without sales charge)	23.15%	22.44%	23.62%	22.96%	23.68%
5 Years (with sales charge)	5.76%[a]	6.03%	—	—	—
5 Years (without sales charge)	6.74%	6.03%	7.10%	6.55%	7.09%
Since Inception (with sales charge)[d]	2.22%[a]	2.01%	—	—	—
Since Inception (without sales charge)[d]	2.69%	2.01%	3.04%	2.53%	2.98%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2021 prospectus, were as follows: Class A—1.70% and 1.16%; Class C—2.35% and 1.81%; Class I—1.43% and 0.81%; Class R—1.85% and 1.31%; and Class Z—1.35% and 0.81%. Through June 30, 2023, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The Linked Blended Benchmark is represented by the performance of the blended benchmark consisting of 30% FTSE EPRA Nareit Developed Real Estate Index—net, 30% Bloomberg Commodity Total Return Index, 20% S&P Global Natural Resources Index—net, 12.5% ICE BofA 1-3 Year Global Corporate Index and 7.5% Gold Spot price through September 30, 2013 and the blended benchmark consisting of 27.5% FTSE EPRA Nareit Developed Real Estate Index—net, 27.5% Bloomberg Commodity Total Return Index, 15% S&P Global Natural Resources Index—net, 10% ICE BofA 1-3 Year U.S. Corporate Index, 5% Gold Spot price and 15% Dow Jones Brookfield Global Infrastructure Index from October 1, 2013 and thereafter. The FTSE EPRA Nareit Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than 3 years. The ICE BofA 1-3 Year Global Corporate Index is a subset of the ICE BofA Global Corporate Index including all securities with a remaining term to final maturity less than 3 years. Gold is represented by the Gold Spot price in U.S. Dollars per Troy ounce. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers, across diverse households and geographies. The benchmark is represented by the change in the CPI +4% per year. The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception date of January 31, 2012.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021—December 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[a] July 1, 2021— December 31, 2021
Class A
Actual (5.97% return)	$1,000.00	$1,059.70	$5.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

Class C
Actual (5.66% return)	$1,000.00	$1,056.60	$9.33
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.13	$9.15

Class I
Actual (6.13% return)	$1,000.00	$1,061.30	$4.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

Class R
Actual (5.81% return)	$1,000.00	$1,058.10	$6.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.61

Class Z
Actual (6.14% return)	$1,000.00	$1,061.40	$4.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.80%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REAL ASSETS FUND, INC.

December 31, 2021

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

SPDR Gold MiniShares Trust	$11,138,886	2.8
Public Storage	7,885,986	2.0
American Tower Corp.	7,350,232	1.9
Enbridge, Inc.	4,928,813	1.3
UDR, Inc.	4,640,047	1.2
Prologis, Inc.	4,449,250	1.1
iShares Gold Trust ETF	4,091,916	1.0
Simon Property Group, Inc.	3,691,646	0.9
Healthpeak Properties, Inc.	3,569,445	0.9
Welltower, Inc.	3,341,857	0.9

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

[b]	The strategy breakdown is expressed as an approximate percentage of the Fund’s total long-term investments inclusive of derivative exposure.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2021

		Shares	Value
COMMON STOCK	57.8%
AIRPORTS—FOREIGN	0.1%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico)		25,472	$351,785

COMMUNICATIONS	3.4%
TOWERS
American Tower Corp.		25,129	7,350,232
Crown Castle International Corp.		15,892	3,317,296
SBA Communications Corp.		6,429	2,501,010

			13,168,538

COMMUNICATIONS—FOREIGN	0.5%
TOWERS
Cellnex Telecom SA, 144A (Spain)[a]		24,275	1,414,465
Vantage Towers AG (Germany)		16,277	596,710

			2,011,175

CONSUMER STAPLES	0.6%
FOOD PRODUCTS
Darling Ingredients, Inc.[b]		35,045	2,428,268

CONSUMER STAPLES—FOREIGN	0.6%
FOOD PRODUCTS
Bakkafrost P/F (Denmark)		11,474	760,369
WH Group Ltd., 144A (Hong Kong)[a]		1,798,845	1,128,092
Wilmar International Ltd. (China)(SGD)		105,230	323,280

			2,211,741

CONSUMER—CYCLICAL	0.2%
HOTEL
Boyd Gaming Corp.[b]		7,675	503,250
Caesars Entertainment, Inc.[b]		2,965	277,316

			780,566

CONSUMER—NON-CYCLICAL	2.7%
AGRICULTURE	1.9%
AGCO Corp.		14,223	1,650,153
Archer-Daniels-Midland Co.		21,334	1,441,965
Bunge Ltd.		20,831	1,944,782
Corteva, Inc.		53,104	2,510,757

			7,547,657

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
FOOD PRODUCTS	0.5%
Tyson Foods, Inc., Class A		24,858	$2,166,623

FOOD PRODUCTS—FOREIGN	0.3%
Associated British Foods PLC (United Kingdom)		31,514	856,528
Mowi ASA (Norway)		8,907	211,081

			1,067,609

TOTAL CONSUMER—NON-CYCLICAL			10,781,889

ELECTRIC	0.7%
Evergy, Inc.		8,313	570,355
Eversource Energy		5,643	513,400
NextEra Energy, Inc.		5,746	536,446
PG&E Corp.[b]		31,354	380,638
Portland General Electric Co.		9,099	481,519
PPL Corp.		10,318	310,159

			2,792,517

ELECTRIC—FOREIGN	1.1%
E.ON SE (Germany)		77,683	1,078,286
Hydro One Ltd., 144A (Canada)[a]		36,476	948,990
Kansai Electric Power Co., Inc. (Japan)		24,600	229,683
National Grid PLC (United Kingdom)		133,225	1,911,102

			4,168,061

ENERGY	6.6%
GAS—DISTRIBUTION	0.2%
Southwest Gas Holdings, Inc.		7,295	511,015

GAS—DISTRIBUTION—FOREIGN	0.3%
Enn Energy Holdings Ltd. (China)(H shares)		67,557	1,271,857

OIL & GAS	2.6%
Chevron Corp.		11,696	1,372,526
EOG Resources, Inc.		22,610	2,008,446
Exxon Mobil Corp.		35,984	2,201,861
Hess Corp.		12,913	955,949
Phillips 66		12,677	918,576
Renewable Energy Group, Inc.[b]		63,855	2,710,006

			10,167,364

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
OIL & GAS—FOREIGN	3.5%
ARC Resources Ltd. (Canada)		78,263	$711,510
BP PLC (United Kingdom)		223,371	999,246
CIMC Enric Holdings Ltd. (China)		270,000	392,662
Lukoil PJSC, ADR (Russia)(USD)		31,807	2,846,726
Petroleo Brasileiro SA, ADR (Brazil)		31,336	344,069
Reliance Industries Ltd., 144A (India)(USD)[a]		25,124	1,606,680
Royal Dutch Shell PLC (Netherlands)		63,273	1,388,961
Suncor Energy, Inc. (Canada)		120,995	3,027,386
TotalEnergies SE (France)		50,042	2,542,696

			13,859,936

TOTAL ENERGY			25,810,172

ENVIRONMENTAL SERVICES	0.3%
Waste Management, Inc.		6,094	1,017,089

FOOD	0.1%
Benson Hill, Inc.[b]		37,500	273,375

INDUSTRIAL	0.6%
MACHINERY	0.5%
Deere & Co.		5,549	1,902,697

MACHINERY—FOREIGN	0.1%
Kubota Corp. (Japan)		14,697	326,252

TOTAL INDUSTRIAL			2,228,949

INFRASTRUCTURE	0.8%
ELECTRIC	0.5%
CenterPoint Energy, Inc.		44,636	1,245,791
PNM Resources, Inc.		13,248	604,241

			1,850,032

FREIGHT RAILS	0.1%
Norfolk Southern Corp.		2,187	651,092

PIPELINES—C-CORP	0.2%
ONEOK, Inc.		13,406	787,736

TOTAL INFRASTRUCTURE			3,288,860

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
INFRASTRUCTURE—FOREIGN	2.7%
AIRPORTS	0.3%
Aena SME SA, 144A (Spain)[a,b]		5,890	$930,760
Auckland International Airport Ltd. (New Zealand)[b]		63,569	335,245

			1,266,005

FREIGHT RAILS	0.2%
Canadian National Railway Co. (Canada)		5,083	624,370

GAS—DISTRIBUTION	0.2%
Snam S.p.A. (Italy)		111,848	674,896

PIPELINES—C-CORP	1.9%
Enbridge, Inc. (Canada)		126,183	4,928,813
Pembina Pipeline Corp. (Canada)		11,393	345,586
TC Energy Corp. (Canada)		50,530	2,350,038

			7,624,437

TOLL ROADS	0.1%
Eiffage SA (France)		4,949	509,691

TOTAL INFRASTRUCTURE—FOREIGN			10,699,399

MARINE PORTS—FOREIGN	0.3%
MARINE	0.1%
COSCO SHIPPING Ports Ltd. (China)(H shares)		456,337	396,201

MARINE PORTS & SERVICES	0.1%
China Merchants Port Holdings Co., Ltd. (China)		258,000	469,840

TRANSPORTATION INFRASTRUCTURE	0.1%
International Container Terminal Services, Inc. (Philippines)		37,200	145,904

TOTAL MARINE PORTS—FOREIGN			1,011,945

MATERIALS	7.0%
CHEMICALS	0.6%
CF Industries Holdings, Inc.		12,169	861,322
Mosaic Co.		38,796	1,524,295

			2,385,617

CHEMICALS—FOREIGN	1.1%
Nutrien Ltd. (Canada)		33,824	2,543,565
Sociedad Quimica y Minera de Chile SA, ADR (Chile)(USD)		35,081	1,769,135

			4,312,700

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
METALS & MINING	1.3%
Alcoa Corp.		15,190	$905,020
Freeport-McMoRan, Inc.		45,088	1,881,522
Newmont Corp.		29,697	1,841,808
Nucor Corp.		1,833	209,237
Steel Dynamics, Inc.		5,482	340,268

			5,177,855

METALS & MINING—FOREIGN	4.0%
Agnico Eagle Mines Ltd. (Canada)		6,129	325,552
Anglo American PLC (South Africa)		77,555	3,166,033
ArcelorMittal SA (Luxembourg)		17,462	559,536
Barrick Gold Corp. (Canada)		25,017	475,323
BHP Group PLC (Australia)		99,374	2,958,496
Fortescue Metals Group Ltd. (Australia)		42,553	594,731
Franco-Nevada Corp. (Canada)		1,648	227,915
Glencore PLC (Australia)(GBP)		346,063	1,756,317
Kirkland Lake Gold Ltd. (Canada)		10,966	459,550
Newcrest Mining Ltd. (Australia)		10,475	186,564
Nippon Steel Corp. (Japan)		33,619	549,016
POSCO (South Korea)		4,121	951,600
Rio Tinto Ltd. (Australia)		10,633	774,455
Vale SA, ADR (Brazil)(USD)		162,399	2,276,834
Wheaton Precious Metals Corp. (Brazil)(CAD)		9,912	425,522

			15,687,444

TOTAL MATERIALS			27,563,616

PIPELINES	1.4%
MIDSTREAM—C-CORP	0.1%
Kinder Morgan, Inc.		17,856	283,196

PIPELINES—C-CORP	1.3%
Cheniere Energy, Inc.		22,944	2,326,981
DT Midstream, Inc.		22,043	1,057,623
Targa Resources Corp.		37,807	1,975,038

			5,359,642

TOTAL PIPELINES			5,642,838

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
RAILWAYS—FOREIGN	0.4%
Getlink SE (France)		34,526	572,322
Santos Brasil Participacoes SA (Brazil)		455,357	525,663
West Japan Railway Co. (Japan)		15,000	627,228

			1,725,213

REAL ESTATE	24.1%
DATA CENTERS	0.8%
CyrusOne, Inc.		19,237	1,725,944
Equinix, Inc.		1,628	1,377,027

			3,102,971

DATA CENTERS—FOREIGN	0.1%
NEXTDC Ltd. (Australia)[b]		36,734	341,823

DIVERSIFIED—FOREIGN	3.5%
British Land Co., PLC/The (United Kingdom)		86,759	623,567
Capitaland Investment Ltd.(Singapore)[b]		390,500	988,131
Castellum AB (Sweden)		27,302	736,618
Charter Hall Group (Australia)		119,208	1,784,899
CK Asset Holdings Ltd. (Hong Kong)		109,500	690,207
Fastighets AB Balder, Class B (Sweden)[b]		8,217	592,709
ICADE (France)		4,022	288,938
Invincible Investment Corp. (Japan)		2,214	700,596
Merlin Properties Socimi SA (Spain)		84,868	924,674
Mitsui Fudosan Co., Ltd. (Japan)		108,400	2,147,174
Mitsui Fudosan Logistics Park, Inc. (Japan)		146	818,656
Nomura Real Estate Holdings, Inc. (Japan)		32,000	736,364
Nomura Real Estate Master Fund, Inc. (Japan)		528	742,679
Sumitomo Realty & Development Co., Ltd. (Japan)		900	26,469
Sun Hung Kai Properties Ltd. (Hong Kong)		97,500	1,182,872
United Urban Investment Corp. (Japan)		508	597,076

			13,581,629

HEALTH CARE	1.9%
Healthpeak Properties, Inc.		98,904	3,569,445
Ventas, Inc.		10,799	552,045
Welltower, Inc.		38,963	3,341,857

			7,463,347

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
HEALTH CARE—FOREIGN	0.5%
Assura PLC (United Kingdom)		867,934	820,005
Parkway Life Real Estate Investment Trust (Singapore)		273,600	1,041,531

			1,861,536

HOTEL	0.5%
Host Hotels & Resorts, Inc.[b]		113,602	1,975,539
Park Hotels & Resorts, Inc.[b]		9,210	173,885

			2,149,424

HOTEL—FOREIGN	0.1%
Sands China Ltd. (Macau)(H Shares)[b]		139,200	324,188

INDUSTRIALS	2.2%
Americold Realty Trust		40,385	1,324,224
Duke Realty Corp.		43,399	2,848,710
Prologis, Inc.		26,427	4,449,250

			8,622,184

INDUSTRIALS—FOREIGN	1.4%
CTP NV, 144A (Netherlands)[a]		14,024	298,570
ESR Cayman Ltd., 144A (China)(H Shares)[a,b]		69,000	233,169
Frasers Logistics & Commercial Trust (Singapore)		720,100	812,223
GLP J-REIT (Japan)		585	1,011,532
Goodman Group (Australia)		32,336	623,441
Segro PLC (United Kingdom)		58,980	1,146,792
Sirius Real Estate Ltd. (Germany)(GBP)		207,651	397,427
Tritax Big Box REIT PLC (United Kingdom)		287,384	968,582
Urban Logistics REIT PLC (United Kingdom)		85,452	216,291

			5,708,027

NET LEASE	0.1%
VICI Properties, Inc.		10,629	320,039

NET LEASE—FOREIGN	0.3%
ARGAN SA (France)		3,633	481,450
VGP NV (Belgium)		2,841	828,026

			1,309,476

OFFICE—FOREIGN	1.0%
Dexus (Australia)		191,049	1,545,654
Fabege AB (Sweden)		24,158	405,164

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
Keppel REIT (Singapore)		930,900	$780,586
Nippon Building Fund, Inc. (Japan)		137	797,966
Workspace Group PLC (United Kingdom)		37,443	409,756

			3,939,126

REAL ESTATE SERVICES	0.4%
Jones Lang LaSalle, Inc.[b]		5,234	1,409,726

RESIDENTIAL	3.6%
Apartment Income REIT Corp.		24,794	1,355,488
Essex Property Trust, Inc.		8,915	3,140,130
Highwoods Properties, Inc.		19,664	876,818
Invitation Homes, Inc.		48,726	2,209,237
Sun Communities, Inc.		8,601	1,805,952
UDR, Inc.		77,347	4,640,047

			14,027,672

RESIDENTIAL—FOREIGN	1.5%
Aedifica SA (Belgium)		4,295	561,845
Grainger PLC (United Kingdom)		123,049	524,642
LEG Immobilien SE (Germany)		6,497	907,591
Neinor Homes SA, 144 (Spain)[a,b]		21,930	263,155
Vonovia SE (Germany)		52,493	2,898,518
Wharf Real Estate Investment Co., Ltd. (Hong Kong)		131,000	665,286

			5,821,037

RETAIL—FOREIGN	1.0%
Catena AB (Sweden)		5,697	355,582
Japan Retail Fund Investment Corp. (Japan)		631	543,616
Klepierre SA (France)[b]		37,047	879,411
Link REIT (Hong Kong)		151,200	1,331,172
RioCan Real Estate Investment Trust (Canada)		29,340	532,084
Unibail-Rodamco-Westfield (France)[b]		3,674	257,747
VIB Vermoegen AG (Germany)		4,299	222,451

			4,122,063

SELF STORAGE	2.0%
Public Storage		21,054	7,885,986

SELF STORAGE—FOREIGN	0.2%
Safestore Holdings PLC (United Kingdom)		47,264	901,396

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
SHOPPING CENTERS	2.4%
Brixmor Property Group, Inc.		41,957	$1,066,127
Kimco Realty Corp.		59,297	1,461,671
Realty Income Corp.		46,665	3,340,747
Simon Property Group, Inc.		23,106	3,691,646

			9,560,191

SPECIALTY	0.4%
Digital Realty Trust, Inc.		8,205	1,451,218

TIMBER	0.2%
Weyerhaeuser Co.		20,528	845,343

TOTAL REAL ESTATE			94,748,402

RENEWABLE ENERGY	0.1%
Clearway Energy, Inc.		7,536	271,522

TOLL ROADS—FOREIGN	1.0%
Transurban Group (Australia)[c]		114,770	1,153,983
Vinci SA (France)		27,823	2,943,061

			4,097,044

UTILITIES	2.5%
GAS—FOREIGN	0.1%
Hong Kong and China Gas Co., Ltd. (Hong Kong)		306,600	477,345

MULTI-UTILITIES	1.1%
NiSource, Inc.		66,422	1,833,912
Sempra Energy		18,040	2,386,331

			4,220,243

MULTI-UTILITIES—FOREIGN	0.2%
Engie SA (France)		52,396	776,322

WATER	0.8%
American Water Works Co., Inc.		10,261	1,937,892
Essential Utilities, Inc.		21,671	1,163,516

			3,101,408

WATER—FOREIGN	0.3%
Pennon Group PLC (United Kingdom)		87,292	1,378,858

TOTAL UTILITIES			9,954,176

TOTAL COMMON STOCK (Identified cost—$192,958,284)			227,027,140

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
EXCHANGE-TRADED FUNDS	4.4%
GOLD	3.9%
iShares Gold Trust ETF[b]		117,550	$4,091,916
SPDR Gold MiniShares Trust ETF[b]		612,700	11,138,886

TOTAL GOLD			15,230,802

SHORT-TERM BOND	0.5%
SPDR Portfolio Short Term Corporate Bond ETF		60,700	1,879,879

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$15,901,003)			17,110,681

PREFERRED SECURITIES—$25 PAR VALUE	0.4%
BANKS	0.3%
PNC Financial Services Group, Inc., 6.125% to 5/1/22, Series Pd,e		38,235	984,169
US Bancorp, 6.50% to 1/15/22, Series Fd,e		18,000	450,000

			1,434,169

INSURANCE	0.1%
Hartford Financial Services Group, Inc./The, 7.875% to 4/15/22, due 4/15/42[e]		11,000	279,950

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,768,507)			1,714,119

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	4.4%
BANKS	1.2%
Bank of America Corp., 6.25% to 9/5/24, Series Xd,e		$500,000	538,437
Bank of America Corp., 6.50% to 10/23/24, Series Zd,e		250,000	274,368
Citigroup, Inc., 5.90% to 2/15/23[d,e]		275,000	283,937
Citigroup, Inc., 5.950% to 1/30/23[d,e]		275,000	283,938
JPMorgan Chase & Co., 3.932% (3 Month US LIBOR + 3.80%), Series Z (FRN)[d,f]		650,000	654,258
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sd,e		1,025,000	1,111,612
PNC Financial Services Group, Inc./The, 3.810% (3 Month US LIBOR + 3.678%), Series O (FRN)[d,f]		950,000	951,633
Truist Bank, 0.853% (3 Month US LIBOR + 0.650%), due 3/15/28 (FRN)[f]		550,000	534,748

			4,632,931

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
BANKS—FOREIGN	0.7%
Barclays PLC, 7.875% to 3/15/22 (United Kingdom) (USD)[d,e,g,h]		$400,000	$405,500
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(USD)[a,d,h]		600,000	658,482
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[d,e,g,h]		600,000	615,294
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[d,e,g,h]		600,000	608,400
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,d,e,h]		400,000	424,696

			2,712,372

ELECTRIC	0.1%
Dominion Energy, Inc., 3.071%, due 8/15/24		575,000	595,553

ELECTRIC—FOREIGN	0.4%
Electricite de France SA, 5.25% to 1/29/23, 144A (France)(USD)[a,d,e]		400,000	415,424
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(USD)[a,e]		1,100,000	1,227,336

			1,642,760

FINANCIAL	0.1%
INVESTMENT BANKER/BROKER
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Gd,e		265,000	289,512

INSURANCE	1.9%
LIFE/HEALTH INSURANCE	0.7%
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[e]		600,000	624,439
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[e]		1,982,000	2,025,921

			2,650,360

LIFE/HEALTH INSURANCE—FOREIGN	0.9%
Nippon Life Insurance Co., 5.00% to 10/18/22, due 10/18/42, 144A (Japan)(USD)[a,e]		2,100,000	2,156,532
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(USD)[a,e]		1,200,000	1,300,272

			3,456,804

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
PROPERTY CASUALTY—FOREIGN	0.3%
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (Japan)(USD)[a,e]		$1,375,000	$1,391,150

TOTAL INSURANCE			7,498,314

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$17,392,485)			17,371,442

CORPORATE BONDS	4.6%
COMMUNICATIONS—TOWERS	0.2%
American Tower Corp., 2.95%, due 1/15/25		570,000	592,347
American Tower Corp., 5.00%, due 2/15/24		300,000	322,968

			915,315

CONSUMER STAPLES	0.0%
7-Eleven, Inc., 0.80%, due 2/10/24, 144Aa		160,000	158,247

ELECTRIC	0.7%
CenterPoint Energy Inc, 3.85%, due 2/1/24		600,000	629,122
DTE Energy Co., 2.529%, due 10/1/24, Series C		695,000	715,794
NextEra Energy Capital Holdings, Inc., 0.65%, due 3/1/23		500,000	499,096
NextEra Energy Capital Holdings, Inc., 1.875%, due 1/15/27		195,000	196,275
Progress Energy, Inc., 3.15%, due 4/1/22		200,000	200,338
Southern California Edison Co., 0.70%, due 4/3/23		260,000	258,816
Southern California Edison Co., 1.10%, due 4/1/24		260,000	259,143

			2,758,584

ELECTRIC—FOREIGN	0.1%
Emera US Finance LP, 0.833%, due 6/15/24 (Canada)(USD)		230,000	225,859

FINANCIAL	0.3%
DIVERSIFIED FINANCIAL SERVICES
General Motors Financial Co., Inc., 1.677% (3 Month US LIBOR + 1.55%), due 1/14/22 (FRN)[f]		100,000	100,030
National Rural Utilities Cooperative Finance Corp., 1.00, due 10/18/24, Series D		150,000	148,765
Newmark Group, Inc., 6.125%, due 11/15/23		850,000	910,350

			1,159,145

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
FINANCIAL—FOREIGN	0.1%
AerCap Ireland Capital DAC Trust, 1.65%, due 10/29/24 (Ireland)(USD)		$300,000	$299,609

INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
AT&T, Inc., 0.90%, due 3/25/24		500,000	497,989
T-Mobile USA, Inc., 3.50%, due 4/15/25		640,000	678,530
Verizon Communications, Inc., 0.75%, due 3/22/24		500,000	498,199
Verizon Communications, Inc., 1.256% (3 Month US LIBOR + 1.10%), due 5/15/25 (FRN)[f]		200,000	204,007
Verizon Communications, Inc., 3.376%, due 2/15/25		155,000	165,091

			2,043,816

REAL ESTATE	2.7%
DATA CENTERS	0.2%
Equinix, Inc., 1.25%, due 7/15/25		200,000	196,604
Equinix, Inc., 2.625%, due 11/18/24		508,000	523,775

			720,379

DIVERSIFIED	0.1%
National Retail Properties, Inc., 3.90%, due 6/15/24		235,000	248,342

FINANCE	1.1%
Federal Realty Investment Trust, 3.95%, due 1/15/24		1,100,000	1,152,536
Kimco Realty Corp., 2.70%, due 3/1/24		550,000	565,065
Mid-America Apartments LP, 3.75%, due 6/15/24		370,000	389,810
Realty Income Corp., 4.60%, due 2/6/24		1,250,000	1,330,004
Realty Income Corp., 4.625%, due 11/1/25		300,000	332,769
Ventas Realty LP, 3.75%, due 5/1/24		500,000	524,008

TOTAL FINANCE			4,294,192

HEALTH CARE	0.2%
Sabra Health Care LP, 5.125%, due 8/15/26		70,000	77,100
Welltower, Inc., 3.625%, due 3/15/24		390,000	410,370
Welltower, Inc., 4.50%, due 1/15/24		400,000	423,527

			910,997

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
NET LEASE	0.3%
Highwoods Realty LP, 3.625%, due 1/15/23		$250,000	$254,520
WP Carey, Inc., 4.00%, due 2/1/25		116,000	123,485
WP Carey, Inc., 4.60%, due 4/1/24		750,000	796,683

			1,174,688

OFFICE	0.4%
Boston Properties LP, 3.80%, due 2/1/24		600,000	627,791
Brandywine Operating Partnership LP, 3.95%, due 2/15/23		275,000	281,628
Kilroy Realty LP, 3.45%, due 12/15/24		500,000	524,004
Office Properties Income Trust, 4.00%, due 7/15/22		100,000	101,341

			1,534,764

RETAIL	0.1%
Retail Opportunity Investments Partnership LP, 5.00%, due 12/15/23		500,000	528,775

SELF STORAGE	0.1%
CubeSmart LP, 3.125%, due 9/1/26		290,000	304,770

SHOPPING CENTERS	0.2%
Kimco Realty Corp., 3.125%, due 6/1/23		85,000	87,147
Kimco Realty Corp., 3.50%, due 4/15/23		256,000	262,720
Kimco Realty Corp., 3.85%, due 6/1/25		150,000	158,697
Kimco Realty Corp., 4.45%, due 1/15/24		300,000	315,939

			824,503

TOTAL REAL ESTATE			10,541,410

TOTAL CORPORATE BONDS (Identified cost—$18,131,865)			18,101,985

U.S. TREASURY INFLATION-PROTECTED SECURITIES	0.1%
U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25		366,738	417,741

TOTAL U.S. TREASURY INFLATION-PROTECTED SECURITIES (Identified cost—$395,906)			417,741

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
SHORT-TERM INVESTMENTS	28.5%
MONEY MARKET FUNDS	4.9%
State Street Institutional Treasury Money Market Fund, Premier Class I, 0.01%[i]		19,050,009	$19,050,009

		Principal Amount
U.S. TREASURY BILLS	23.6%
United States Treasury Bills, 0.041%, due 1/6/22[j]		$6,003,000	6,002,966
United States Treasury Bills, 0.046%, due 1/13/22j.k		11,559,000	11,558,825
United States Treasury Bills, 0.046%, due 1/27/22[j]		8,228,000	8,227,730
United States Treasury Bills, 0.041%, due 2/3/22[j,k]		4,121,000	4,120,847
United States Treasury Bills, 0.042%, due 2/3/22[j]		17,943,000	17,942,317
United States Treasury Bills, 0.046%, due 2/10/22[j]		1,079,000	1,078,945
United States Treasury Bills, 0.047%, due 2/17/22[j]		1,081,000	1,080,934
United States Treasury Bills, 0.041%, due 2/24/22[j]		7,972,000	7,971,522
United States Treasury Bills, 0.056%, due 3/10/22[j]		7,250,000	7,249,501
United States Treasury Bills, 0.061%, due 3/24/22[j]		21,939,000	21,936,514
United States Treasury Bills, 0.041%, due 3/31/22[j]		5,655,000	5,654,349

			92,824,450

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$111,873,778)			111,874,459

PURCHASED OPTION CONTRACTS	0.0%		50,600
(Premiums paid—$50,445)

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$358,472,273)	100.2%		393,668,167
WRITTEN OPTION CONTRACTS (Premiums received—$20,625)	(0.0)		(19,550)
LIABILITIES IN EXCESS OF OTHER ASSETS[l]	(0.2)		(682,516)

NET ASSETS	100.0%		$392,966,101

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Paid	Value
Put—WTI Crude Oil	$70.00	2/16/22	23	$1,722,240	$50,445	$50,600

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Received	Value
Put—WTI Crude Oil	$62.00	2/16/22	(23)	$(1,722,240)	$(20,625)	$(19,550)

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
SPDR	Standard & Poor’s Depositary Receipt
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $14,566,020 which represents 3.7% of the net assets of the Fund, of which 0.0% are illiquid.

[b]	Non-income producing security.
[c]	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
[d]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]	Variable rate. Rate shown is in effect at December 31, 2021.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,629,194 which represents 0.4% of the net assets of the Fund, of which 0.0% are illiquid.

[h]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,712,372 or 0.7% of the net assets of the Fund.

[i]	Rate quoted represents the annualized seven-day yield.
[j]	The rate shown is the effective yield on the date of purchase.
[k]	All or a portion of this security has been pledged as collateral for futures contracts. $12,013,738 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.
[l]	Liabilities in excess of other assets include unrealized appreciation/depreciation on open futures contracts at December 31, 2021.
[m]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
Aluminum HG LME	111	January 17, 2022	$7,294,475	$7,778,325	$483,850
Aluminum HG LME	52	February 14, 2022	3,534,515	3,646,500	111,985
Aluminum HG LME	99	March 14, 2022	6,708,631	6,949,800	241,169
Aluminum HG LME	55	April 14, 2022	3,992,264	3,858,938	(133,326)
Aluminum HG LME	34	May 16, 2022	2,238,587	2,384,675	146,088
Aluminum HG LME	26	June 13, 2022	1,724,383	1,821,625	97,242
Brent Crude Oil[a]	99	January 31, 2022	7,160,523	7,700,220	539,697
Coffee Robusta	23	March 25, 2022	528,181	545,100	16,919
Coffee C	55	March 21, 2022	4,725,494	4,663,312	(62,182)
Copper	41	March 29, 2022	4,467,552	4,575,088	107,536
Corn	190	March 14, 2022	5,519,252	5,635,875	116,623
Cotton No. 2	21	March 9, 2022	1,198,972	1,182,300	(16,672)
Gasoline RBOB	26	February 28, 2022	2,247,782	2,433,631	185,849
Gold 100 oz.	60	February 24, 2022	10,776,400	10,971,600	195,200
KC HRW Wheat	43	March 14, 2022	1,773,378	1,723,225	(50,153)
Lean Hogs[a]	53	February 14, 2022	1,749,781	1,727,270	(22,511)
Live Cattle	69	February 28, 2022	3,807,051	3,855,720	48,669
Low Sulphur Gasoil	55	March 10, 2022	3,411,565	3,646,500	234,935
Natural Gas	251	February 24, 2022	9,266,488	8,928,070	(338,418)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
Nickel LME	20	January 17, 2022	$ 2,375,779	$ 2,504,820	$ 129,041
Nickel LME	37	March 14, 2022	4,244,217	4,616,157	371,940
Nickel LME	9	April 14, 2022	1,032,339	1,120,419	88,080
NY Harbor ULSD	30	February 28, 2022	2,671,187	2,908,584	237,397
Silver	26	March 29, 2022	2,981,211	3,035,760	54,549
Soybean	79	March 14, 2022	5,090,777	5,290,038	199,261
Soybean Meal	69	March 14, 2022	2,475,559	2,753,790	278,231
Soybean Oil	111	March 14, 2022	3,672,685	3,764,898	92,213
Sugar #11 (World)	167	February 28, 2022	3,652,385	3,531,315	(121,070)
Wheat CBT	76	March 14, 2022	3,033,165	2,928,850	(104,315)
WTI Crude Oil	129	February 22, 2022	8,729,352	9,659,520	930,168
Zinc LME	73	January 17, 2022	5,870,555	6,533,500	662,945
Zinc LME	27	February 14, 2022	2,010,755	2,404,688	393,933
Zinc LME	45	March 14, 2022	3,744,140	3,991,500	247,360
Zinc LME	28	April 14, 2022	2,129,327	2,468,900	339,573

			$135,838,707	$141,540,513	$5,701,806

SHORT FUTURES OUTSTANDING
Aluminum HG LME	111	January 17, 2022	$(7,173,016)	$(7,778,325)	$(605,309)
Aluminum HG LME	52	February 14, 2022	(3,781,835)	(3,646,500)	135,335
Aluminum HG LME	18	March 14, 2022	(1,225,259)	(1,263,600)	(38,341)
Aluminum HG LME	55	April 14, 2022	(3,665,849)	(3,858,938)	(193,089)
Aluminum HG LME	34	May 16, 2022	(2,419,613)	(2,384,675)	34,938
Aluminum HG LME	26	June 13, 2022	(1,707,292)	(1,821,625)	(114,333)
Nickel LME	20	January 17, 2022	(2,250,221)	(2,504,820)	(254,599)
Nickel LME	19	March 14, 2022	(2,185,898)	(2,370,459)	(184,561)
Nickel LME	9	April 14, 2022	(1,078,023)	(1,120,419)	(42,396)
Zinc LME	73	January 17, 2022	(5,700,433)	(6,533,500)	(833,067)
Zinc LME	27	February 14, 2022	(2,022,370)	(2,404,688)	(382,318)
Zinc LME	2	March 14, 2022	(176,105)	(177,400)	(1,295)
Zinc LME	28	April 14, 2022	(2,283,897)	(2,468,900)	(185,003)

			$(35,669,811)	$(38,333,849)	$(2,664,038)

[a]	Futures contracts are cash settled based upon the price of the underlying commodity.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

Glossary of Portfolio Abbreviations

CBT	Chicago Board of Trade
HG	High Grade
HRW	Hard Red Winter
LME	London Metal Exchange
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
ULSD	Ultra Low Sulfur Diesel

Country Summary	% of Net Assets
United States	66.5
Canada	4.5
Japan	3.7
United Kingdom	3.0
Australia	3.0
France	2.6
Germany	1.6
Hong Kong	1.4
Singapore	0.9
Brazil	0.9
Spain	0.9
South Africa	0.8
China	0.8
Russia	0.7
Sweden	0.5
Italy	0.5
Chile	0.5
Other (includes short-term investments)	7.2

100.0

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS:
Investments in securities, at value (Identified cost—$358,472,273)	$393,668,167
Cash	216,107
Foreign currency, at value (Identified cost—$59,113)	59,593
Receivable for:
Dividends and interest	1,014,460
Fund shares sold	519,349
Variation margin on futures contracts	250,871
Investment securities sold	38,291
Other assets	29,728

Total Assets	395,796,566

LIABILITIES:
Written option contracts, at value (Premiums received—$20,625)	19,550
Payable for:
Investment securities purchased	2,360,062
Investment advisory fees	97,525
Shareholder servicing fees	51,735
Administration fees	22,999
Fund shares redeemed	11,840
Directors’ fees	309
Distribution fees	289
Other liabilities	266,156

Total Liabilities	2,830,465

NET ASSETS	$392,966,101

NET ASSETS consist of:
Paid-in capital	$357,785,875
Total distributable earnings/(accumulated loss)	35,180,226

$392,966,101

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2021

CLASS A SHARES:
NET ASSETS	$10,843,442
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,054,719

Net asset value and redemption price per share	$10.28

Maximum offering price per share ($10.28 ÷ 0.955)[a]	$10.76

CLASS C SHARES:
NET ASSETS	$3,405,189
Shares issued and outstanding ($0.001 par value common stock outstanding)	332,012

Net asset value and offering price per share[b]	$10.26

CLASS I SHARES:
NET ASSETS	$368,707,245
Shares issued and outstanding ($0.001 par value common stock outstanding)	35,796,630

Net asset value, offering and redemption price per share	$10.30

CLASS R SHARES:
NET ASSETS	$74,613
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,185

Net asset value, offering and redemption price per share	$10.38

CLASS Z SHARES:
NET ASSETS	$9,935,612
Shares issued and outstanding ($0.001 par value common stock outstanding)	966,509

Net asset value, offering and redemption price per share	$10.28

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Investment Income:
Dividend income (net of $242,134 of foreign withholding tax)	$3,969,038
Interest income	446,708

Total Investment Income	4,415,746

Expenses:
Investment advisory fees	1,764,024
Administration fees	283,394
Shareholder servicing fees—Class A	9,192
Shareholder servicing fees—Class C	7,467
Shareholder servicing fees—Class I	169,436
Professional fees	168,008
Custodian fees and expenses	135,461
Registration and filing fees	114,958
Shareholder reporting expenses	56,480
Distribution fees—Class A	22,979
Distribution fees—Class C	22,401
Distribution fees—Class R	346
Transfer agent fees and expenses	38,717
Directors’ fees and expenses	13,751
Miscellaneous	24,130

Total Expenses	2,830,744
Reduction of Expenses (See Note 2)	(886,735)

Net Expenses	1,944,009

Net Investment Income (Loss)	2,471,737

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	10,044,336
Futures contracts	15,163,510
Written option contracts	(80,480)
Foreign currency transactions	(21,491)

Net realized gain (loss)	25,105,875

Net change in unrealized appreciation (depreciation) on:
Investments in securities	18,445,490
Futures contracts	720,126
Written option contracts	(42,665)
Foreign currency translations	(1,765)

Net change in unrealized appreciation (depreciation)	19,121,186

Net Realized and Unrealized Gain (Loss)	44,227,061

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,698,798

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$2,471,737	$1,553,398
Net realized gain (loss)	25,105,875	(6,790,886)
Net change in unrealized appreciation (depreciation)	19,121,186	5,725,691

Net increase (decrease) in net assets resulting from operations	46,698,798	488,203

Distributions to Shareholders:
Class A	(934,494)	(107,794)
Class C	(267,800)	(24,732)
Class I	(24,491,206)	(1,884,712)
Class R	(6,217)	(742)
Class Z	(487,637)	(72,008)

Total distributions	(26,187,354)	(2,089,988)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	223,101,019	28,775,775

Total increase (decrease) in net assets	243,612,463	27,173,990
Net Assets:
Beginning of year	149,353,638	122,179,648

End of year	$392,966,101	$149,353,638

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the consolidated financial statements. They should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Data:
Net asset value, beginning of year	$9.15	$9.40	$8.23	$9.14	$8.73

Income (loss) from investment operations:

Net investment income (loss)[a]	0.07	0.09	0.16	0.11	0.09
Net realized and unrealized gain (loss)	2.02	(0.22)	1.25	(0.89)	0.46

Total from investment operations	2.09	(0.13)	1.41	(0.78)	0.55

Less dividends and distributions to shareholders from:

Net investment income	(0.79)	(0.09)	(0.22)	(0.12)	(0.14)
Net realized gain	(0.17)	(0.03)	(0.02)	—	—
Tax return of capital	—	—	—	(0.01)	—

Total dividends and distributions to shareholders	(0.96)	(0.12)	(0.24)	(0.13)	(0.14)

Net increase (decrease) in net asset value	1.13	(0.25)	1.17	(0.91)	0.41

Net asset value, end of year	$10.28	$9.15	$9.40	$8.23	$9.14

Total return[b,c]	23.15%	–1.22%	17.19%	–8.61%	6.33%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$10.8	$8.4	$10.8	$9.4	$28.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.45%	1.69%	1.62%	1.51%	1.51%

Expenses (net of expense reduction)	1.15%	1.15%	1.15%	1.14%	1.11%

Net investment income (loss) (before expense reduction)	0.37%	0.58%	1.26%	0.88%	0.62%

Net investment income (loss) (net of expense reduction)	0.67%	1.12%	1.73%	1.25%	1.02%

Portfolio turnover rate[d]	71%	139%	115%	99%	124%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Data:
Net asset value, beginning of year	$9.13	$9.37	$8.21	$9.12	$8.71

Income (loss) from investment operations:

Net investment income (loss)[a]	0.00 [b]	0.04	0.10	0.06	0.02
Net realized and unrealized gain (loss)	2.03	(0.21)	1.23	(0.89)	0.46

Total from investment operations	2.03	(0.17)	1.33	(0.83)	0.48

Less dividends and distributions to shareholders from:

Net investment income	(0.73)	(0.04)	(0.15)	(0.07)	(0.07)

Net realized gain	(0.17)	(0.03)	(0.02)	—	—

Tax return of capital	—	—	—	(0.01)	—

Total dividends and distributions to shareholders	(0.90)	(0.07)	(0.17)	(0.08)	(0.07)

Net increase (decrease) in net asset value	1.13	(0.24)	1.16	(0.91)	0.41

Net asset value, end of year	$10.26	$9.13	$9.37	$8.21	$9.12

Total return[c,d]	22.44%	–1.80%	16.31%	–9.18%	5.48%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$3.4	$2.7	$4.3	$5.0	$6.6

Ratios to average daily net assets:

Expenses (before expense reduction)	2.10%	2.34%	2.27%	2.19%	2.20%

Expenses (net of expense reduction)	1.80%	1.80%	1.80%	1.80%	1.80%

Net investment income (loss) (before expense reduction)	(0.27)%	(0.02)%	0.61%	0.31%	(0.14)%

Net investment income (loss) (net of expense reduction)	0.03%	0.52%	1.08%	0.70%	0.26%

Portfolio turnover rate[e]	71%	139%	115%	99%	124%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Data:
Net asset value, beginning of year	$9.16	$9.41	$8.24	$9.16	$8.75

Income (loss) from investment operations:

Net investment income (loss)[a]	0.11	0.13	0.19	0.15	0.11
Net realized and unrealized gain (loss)	2.03	(0.22)	1.25	(0.90)	0.46

Total from investment operations	2.14	(0.09)	1.44	(0.75)	0.57

Less dividends and distributions to shareholders from:

Net investment income	(0.83)	(0.13)	(0.25)	(0.16)	(0.16)
Net realized gain	(0.17)	(0.03)	(0.02)	—	—
Tax return of capital	—	—	—	(0.01)	—

Total dividends and distributions to shareholders	(1.00)	(0.16)	(0.27)	(0.17)	(0.16)

Net increase (decrease) in net asset value	1.14	(0.25)	1.17	(0.92)	0.41

Net asset value, end of year	$10.30	$9.16	$9.41	$8.24	$9.16

Total return[b]	23.62%	–0.85%	17.58%	–8.31%	6.62%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$368.7	$133.9	$102.9	$111.1	$124.7

Ratios to average daily net assets:

Expenses (before expense reduction)	1.18%	1.42%	1.34%	1.26%	1.26%

Expenses (net of expense reduction)	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income (loss) (before expense reduction)	0.70%	0.87%	1.54%	1.27%	0.81%

Net investment income (loss) (net of expense reduction)	1.08%	1.49%	2.08%	1.73%	1.27%

Portfolio turnover rate[c]	71%	139%	115%	99%	124%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Data:
Net asset value, beginning of year	$9.23	$9.48	$8.30	$9.22	$8.81

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	0.08	0.14	0.11	0.06
Net realized and unrealized gain (loss)	2.03	(0.22)	1.26	(0.91)	0.46

Total from investment operations	2.09	(0.14)	1.40	(0.80)	0.52

Less dividends and distributions to shareholders from:

Net investment income	(0.77)	(0.08)	(0.20)	(0.11)	(0.11)
Net realized gain	(0.17)	(0.03)	(0.02)	—	—
Tax return of capital	—	—	—	(0.01)	—

Total dividends and distributions to shareholders	(0.94)	(0.11)	(0.22)	(0.12)	(0.11)

Net increase (decrease) in net asset value	1.15	(0.25)	1.18	(0.92)	0.41

Net asset value, end of year	$10.38	$9.23	$9.48	$8.30	$9.22

Total return[b]	22.96%	–1.32%	16.99%	–8.72%	5.99%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$74.6	$60.6	$61.5	$59.2	$89.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.60%	1.84%	1.77%	1.69%	1.70%

Expenses (net of expense reduction)	1.30%	1.30%	1.30%	1.30%	1.30%

Net investment income (loss) (before expense reduction)	0.23%	0.45%	1.10%	0.79%	0.32%

Net investment income (loss) (net of expense reduction)	0.53%	0.99%	1.57%	1.18%	0.72%

Portfolio turnover rate[c]	71%	139%	115%	99%	124%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Data:
Net asset value, beginning of year	$9.14	$9.39	$8.23	$9.14	$8.74

Income (loss) from investment operations:

Net investment income (loss)[a]	0.11	0.13	0.19	0.15	0.11
Net realized and unrealized gain (loss)	2.03	(0.22)	1.24	(0.89)	0.45

Total from investment operations	2.14	(0.09)	1.43	(0.74)	0.56

Less dividends and distributions to shareholders from:

Net investment income	(0.83)	(0.13)	(0.25)	(0.16)	(0.16)
Net realized gain	(0.17)	(0.03)	(0.02)	—	—
Tax return of capital	—	—	—	(0.01)	—

Total dividends and distributions to shareholders	(1.00)	(0.16)	(0.27)	(0.17)	(0.16)

Net increase (decrease) in net asset value	1.14	(0.25)	1.16	(0.91)	0.40

Net asset value, end of year	$10.28	$9.14	$9.39	$8.23	$9.14

Total return[b]	23.68%	–0.85%	17.48%	–8.22%	6.51%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$9.9	$4.3	$4.1	$1.6	$2.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.10%	1.34%	1.27%	1.19%	1.20%

Expenses (net of expense reduction)	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income (loss) (before expense reduction)	0.77%	0.95%	1.62%	1.32%	0.87%

Net investment income (loss) (net of expense reduction)	1.07%	1.49%	2.09%	1.71%	1.27%

Portfolio turnover rate[c]	71%	139%	115%	99%	124%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total returns over the long term and to maximize real returns during inflationary environments. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are not currently available for purchase.

Cohen & Steers Real Assets Fund, Ltd (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. Investments in the Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

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Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

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The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$227,027,140	$227,027,140	$—	$—
Exchange-Traded Funds	17,110,681	17,110,681	—	—
Preferred Securities— $25 Par Value	1,714,119	1,714,119	—	—
Preferred Securities— Capital Securities	17,371,442	—	17,371,442	—
Corporate Bonds	18,101,985	—	18,101,985	—
U.S. Treasury Inflation Protected Bonds	417,741	—	417,741	—
Short-Term Investments	111,874,459	—	111,874,459
Purchased Option Contracts	50,600	50,600	—	—

Total Investments in Securities[a]	$393,668,167	$245,902,540	$147,765,627	$—

Futures Contracts	$6,720,726	$6,720,726	$—	$—

Total Derivative Assets[a]	$6,720,726	$6,720,726	$—	$—

Futures Contracts	$(3,682,958)	$(3,682,958)	$—	$—
Written Option Contracts	(19,550)	(19,550)	—	—

Total Derivative Liabilities[a]	$(3,702,508)	$(3,702,508)	$—	$—

[a]	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Inflation adjustments to the principal amount of inflation-adjusted securities are reflected as interest income or reductions to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commission merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

U.S. Treasury Inflation-Protected Securities: U.S. Treasury Inflation-Protected Securities (TIPS) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will increase or decrease, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed security will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Unfunded Subscription Agreement: On May 7, 2021, the Fund entered into a subscription agreement with Star Peak Corp. II (NYSE: STPC), a special purpose acquisition company (SPAC) to purchase $375,000 of unregistered shares of Benson Hill, Inc. The closing of the Fund’s subscription for the shares was conditioned upon the substantial concurrent consummation of the business combination of STPC and Benson Hill, Inc. This business combination required approval by shareholders of STPC. During September 2021, the subscription agreement was closed as all closing conditions were met. At closing, the Fund delivered cash in the amount of the purchase price and received restricted shares of Benson Hill, Inc. to be registered within 90 days. During December 2021, the registration statement for Benson Hill, Inc. unregistered shares was declared effective by the U.S. Securities and Exchange Commission (SEC).

At December 31, 2021, the Fund did not have an unfunded subscription agreement outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2021, a portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2021, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary’s taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s and Subsidiary’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

For the year ended December 31, 2021 and through June 30, 2023 , the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2021, fees waived and/or expenses reimbursed totaled $886,735.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the year ended December 31, 2021, the Fund incurred $188,163 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2021, the Fund has been advised that the distributor received $1,641, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $8 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,144 for the year ended December 31, 2021.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2021, totaled $266,630,018 and $117,622,064, respectively. For the year ended December 31, 2021, there were no purchases and sales of U.S. government obligations.

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2021 and the effect of derivatives held during the year ended December 31, 2021, along with the respective location in the consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Consolidated Statement of Assets and Liabilities

Derivatives	Assets			Liabilities
	Location	Fair Value		Location	Fair Value
Commodity Risk:
Futures Contracts[a]	Receivable for variation margin on futures contracts	$3,037,768	[b]	—	$—
Purchased Option Contracts—Exchange-Traded[a]	Investments in securities, at value	50,600		—	—
Written Option Contracts—Exchange-Traded[a]	—	—		Written option contracts, at value	19,550

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative appreciation on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable from broker.

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$15,163,510	$720,126
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	212,213	86,140
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(80,480)	(42,665)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the volume of the Fund’s futures contracts, option contracts and unfunded subscription agreement activity during the year ended December 31, 2021:

Futures Contracts
Average Notional Amount—Long	$96,146,728
Average Notional Amount—Short	(29,634,692)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Unfunded Subscription Agreement[c,d]
Average Notional Amount	$1,825,736	$2,297,805	$375,000

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents seven months for purchased option contracts and seven months for written option contracts.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
[c]

Average notional amounts represent the average for all months in which the Fund had an unfunded subscription agreement outstanding at month-end. For the period, this represents four months for the unfunded subscription agreement.

[d]	Notional amount is calculated using the number of shares multiplied by the subscription price.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2021	2020
Ordinary income	$24,349,720	$1,721,694
Long-term capital gain	1,837,634	368,294

Total dividends and distributions	$26,187,354	$2,089,988

As of December 31, 2021, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$359,727,239

Gross unrealized appreciation on investments	$36,375,326
Gross unrealized depreciation on investments	(2,484,346)

Net unrealized appreciation (depreciation) on investments	$33,890,980

Undistributed ordinary income	$644,431

Undistributed long-term capital gains	$390,798

During the year ended December 31, 2021, the Fund utilized net capital loss carryforward of $2,657,941.

As of December 31, 2021, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to certain fixed income securities and Fund

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

redemptions used as distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $27,340 and total distributable earnings/(accumulated loss) was charged $27,340. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A:
Sold	477,919	$4,973,061	255,311	$2,170,225
Issued as reinvestment of dividends and distributions	56,048	562,243	11,132	93,232
Redeemed	(398,910)	(3,981,596)	(493,267)	(4,147,504)

Net increase (decrease)	135,057	$1,553,708	(226,824)	$(1,884,047)

Class C:
Sold	75,501	$801,204	26,175	$231,816
Issued as reinvestment of dividends and distributions	22,575	225,661	2,080	17,212
Redeemed	(59,851)	(632,435)	(195,774)	(1,616,791)

Net increase (decrease)	38,225	$394,430	(167,519)	$(1,367,763)

Class I:
Sold	25,112,562	$256,433,529	7,895,061	$65,199,976
Issued as reinvestment of dividends and distributions	2,190,076	22,027,847	191,468	1,634,622
Redeemed	(6,120,505)	(62,368,865)	(4,409,320)	(35,130,168)

Net increase (decrease)	21,182,133	$216,092,511	3,677,209	$31,704,430

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Class R:
Sold	—	$—	—	$—
Issued as reinvestment of dividends and distributions	614	6,217	87	742
Redeemed	—	—	(1)	(9)

Net increase (decrease)	614	$6,217	86	$733

Class Z:
Sold	506,639	$5,224,311	95,242	$778,618
Issued as reinvestment of dividends and distributions	48,561	487,637	8,547	72,008
Redeemed	(63,801)	(657,795)	(64,567)	(528,204)

Net increase (decrease)	491,399	$5,054,153	39,222	$322,422

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Commodities Risk: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful.

The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk: Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Gold and Other Precious Metals Risk: Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, gains derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Tax Risk: The Fund’s ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the statement of additional information (SAI) and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The outbreak of COVID-19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The SEC recently adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Rule 18f-4 may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Compliance with Rule 18f-4 will not be required until approximately August 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) announced that most LIBOR settings will no longer be published after the end of 2021 and that a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Alternatives to LIBOR are in development in many major financial markets, including a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, which is intended to replace U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate “SONIA” in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund’s investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2021 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Real Assets Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Cohen & Steers Real Assets Fund, Inc. and its subsidiary (the “Fund”) as of December 31, 2021, the related consolidated statement of operations for the year ended December 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS REAL ASSETS FUND, INC.

TAX INFORMATION—2021 (Unaudited)

For the calendar year ended December 31, 2021, for individual taxpayers, the Fund designates $3,495,942 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $1,902,455 taxable at the maximum 20% rate, short-term capital gain distributions of $2,783,119 and $666,188 as qualified business income eligible for the 20% deduction. In addition, for corporate taxpayers, 3.87% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Board of Directors and Officers

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Effective December 7, 2021, Director and Chairman Robert H. Steers resigned from the Fund’s Board of Directors. The Board of Directors has appointed Director Joseph M. Harvey to succeed Mr. Steers as Chairman. In addition, effective March 1, 2022, Mr. Harvey, Cohen & Steers, Inc.’s (CNS) current President and a member of CNS’ board of directors, will succeed Mr. Steers as Chief Executive Officer of CNS and Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the investment advisor). At that time, Mr. Steers will assume the role of Executive Chairman of CNS and continue on as a member of CNS’ board of directors.

COHEN & STEERS REAL ASSETS FUND, INC.

On December 7, 2021, the Board of Directors elected Adam M. Derechin, President and Chief Executive Officer of the Fund, as a Director of the Fund. Concurrent with his election, Mr. Derechin resigned as President and Chief Executive Officer of the Fund. Mr. Derechin currently serves as the Chief Operating Officer of CNS and the investment advisor since 2004 and 2003, respectively. Effective December 7, 2021, James Giallanza, previously Chief Financial Officer of the Fund, succeeded Mr. Derechin as President and Chief Executive Officer of the Fund and Albert Laskaj, Treasurer of the Fund, succeeded Mr. Giallanza as Chief Financial Officer of the Fund.

In addition, also on December 7, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine, effective January 1, 2022. Director C. Edward Ward, Jr. retired from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS REAL ASSETS FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey[5] 1963	Director, Chairman	Until Next Election of Directors	President of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) (since 2003) and President of Cohen & Steers, Inc. (CNS) (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

Adam M. Derechin[6] 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	20	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly, worked at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor[7] 1960	Director	Until Next Election of Directors	Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	20	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Robert H. Steers resigned from the Fund’s Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

[6]	Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
[7]	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.

COHEN & STEERS REAL ASSETS FUND, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

Vincent L. Childers 1976	Vice President	Senior Vice President of CSCM since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	Since 2013

Jon Cheigh 1973	Vice President	Chief Investment Officer of CSCM since October 2019 and Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007

Benjamin Ross 1971	Vice President	Senior Vice President of CSCM since 2013. Prior to that, co-portfolio manager at GE Asset Management of the GE Active Commodities strategy since its 2006 inception.	Since 2013

William F. Scapell 1967	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Jason A. Yablon 1979	Vice President	Executive Vice President of CSCM effective January 2022. Prior to that, Senior Vice President of CSCM since 2014.	Since 2012

Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2007

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Vincent L. Childers

Vice President

Jon Cheigh

Vice President

Benjamin Ross

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Yigal D. Jhirad

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—RAPAX
Class C—RAPCX
Class F—RAPFX*
Class I—RAPIX
Class R—RAPRX
Class Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Real Assets

Fund

Annual Report December 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RAPAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. In December 2021, the registrant amended the Code of Ethics to reflect the registrant’s current Principal Executive Officer and Principal Financial Officer. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis are members of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2021 and December 31, 2020 for professional services rendered by the registrant’s principal accountant were as follows:

	2021	2020
Audit Fees	$57,518	$56,390
Audit-Related Fees	$0	$0
Tax Fees	$22,766	$22,320
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2021	2020
Registrant	$22,766	$22,320
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: March 4, 2022